UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2019

Date of Report (Date of earliest event reported)

SHAKE SHACK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street, Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each class	Trading symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.001	SHAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2019, Shake Shack Inc. (“Shake Shack” or the “Company”) announced the promotion of Tara Comonte to the expanded role of President and Chief Financial Officer, effective as of October 1, 2019.

Ms. Comonte, 45, has served as Shake Shack’s Chief Financial Officer since June 12, 2017. Prior to becoming Chief Financial Officer, Ms. Comonte served as Chief Financial & Business Affairs Officer and Executive Vice President at Getty Images, a global digital media company, since October 2016 where she was responsible for the company’s global finance, enterprise reporting & analytics and investor relations functions, together with real estate and facilities, as well as oversight of information systems & technology. Prior to that, Ms. Comonte served as the Chief Financial Officer and Senior Vice President of Getty Images since April 2013, where she managed the overall leadership and strategic direction of all aspects of the company’s global finance function. Prior to that, Ms. Comonte served as the Chief Financial Officer at McCann Worldgroup, the world’s largest marketing communications business, since October 2010.

In her new expanded role, Ms. Comonte will continue to participate in the Company’s executive compensation program. For more information regarding the Company’s executive compensation program, see the Company’s Definitive Proxy Statement for its 2019 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 25, 2019.

A copy of the press release announcing Ms. Comonte’s promotion is attached hereto as Exhibit 99.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2019, the Board of Directors of Shake Shack amended and restated the Company’s Amended and Restated Bylaws in order to describe the role of “President” of the Company and to make certain other conforming changes (as so amended, the “Second Amended and Restated Bylaws”). The foregoing description is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated October 2, 2019, announcing the promotion of Tara Comonte to the expanded role of President and Chief Financial Officer

3.1	Second Amended and Restated Bylaws of Shake Shack Inc., dated October 1, 2019

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Ronald Palmese Jr.
Ronald Palmese Jr.
Date: October 4, 2019		General Counsel